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SUPPLEMENT DATED AUGUST 8, 2002 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION DATED MAY 1, 2002 FOR:

     o    EQ ADVISORS TRUST

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This Supplement updates certain information in the Prospectus and Statement of
Additional Information dated May 1, 2002 of EQ Advisors Trust ("Trust") regarding a Portfolio of the Trust. You may obtain a copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

            INFORMATION REGARDING EQ/ALLIANCE MONEY MARKET PORTFOLIO

Effective November 8, 2002, all references to the EQ/Alliance Money Market Portfolio will be changed to "EQ/Money Market Portfolio" throughout the Prospectus and SAI.